Accumulated Other Comprehensive Income (Loss) - Components of Accumulated Other Comprehensive Income (Loss) (Detail) (USD $) In Millions, unless otherwise specified	Feb. 28, 2015	Mar. 01, 2014	Mar. 02, 2013
Equity [Abstract]
Accumulated net unrealized gains on available-for-sale investments	$ 3	$ 1	$ 2
Accumulated net unrealized gains (losses) on derivative instruments designated as cash flow hedges	(26)	(9)	(6)
Accumulated other comprehensive income (loss)	$ (23)	$ (8)	$ (4)